MANAGED PORTFOLIO SERIES
615 EAST MICHIGAN ST
MILWAUKEE, WISCONSIN 53202

SCAN TO
VIEW MATERIALS & VOTE **W**

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.
4) To attend and vote at the Virtual Meeting register by going to: https://TBD/broadridgevsm.com

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D25785-S11857

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Securian AM Balanced Stabilization Fund (the "Acquired Fund") to the Securian AM Balanced Stabilization Fund (the "Acquiring Fund"), in exchange for (a) Institutional Class Shares of the Acquiring Fund with an aggregate net asset value ("NAV") equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the Institutional Class Shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund.	☐	☐	☐

The transaction of such other business as may properly come before the Special Meeting or any continuation after an adjournment thereof.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Special Meeting of Shareholders and the Proxy Statement.

Please sign exactly as name appears above. If shares are held in the name of joint owners, each should sign, if possible. Attorneys-in-fact, executors, administrators, etc., should give full title. If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice and Proxy Statement is available at www.proxyvote.com

D25786-S11857

PROXY **PROXY**

Managed Portfolio Series
Securian AM Balanced Stabilization Fund
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 7, 2020

This Proxy is solicited on behalf of the Board of Trustees of Managed Portfolio Series (the "Trust"), on behalf of the Securian AM Balanced Stabilization Fund (the "Fund"). Revoking any such prior appointments, the undersigned hereby appoints as proxies Brian Wiedmeyer and Ben Eirich (or, if only one shall act, that one) and each of them (with power of substitution), to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 7, 2020, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m. local time, and any adjournment(s) thereof (the "Special Meeting"), with all the power the undersigned would have if personally present. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters that properly come before the Special Meeting. Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THE PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD

MANAGED PORTFOLIO SERIES
615 EAST MICHIGAN ST
MILWAUKEE, WISCONSIN 53202

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.
4) To attend and vote at the Virtual Meeting register by going to: https://TBD/broadridgevsm.com

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D25787-S11857

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

	For	Against	Abstain
2. To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Securian AM Equity Stabilization Fund (the "Acquired Fund") to the Securian AM Equity Stabilization Fund (the "Acquiring Fund"), in exchange for (a) Institutional Class Shares of the Acquiring Fund with an aggregate net asset value ("NA\/") equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (i) the liquidating distribution by the Acquired Fund to its shareholders of the Institutional Class Shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund.	☐	☐	☐

The transaction of such other business as may properly come before the Special Meeting or any continuation after an adjournment thereof.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Special Meeting of Shareholders and the Proxy Statement.

Please sign exactly as name appears above. If shares are held in the name of joint owners, each should sign, if possible. Attorneys-in-fact, executors, administrators, etc., should give full title. If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:
The Notice and Proxy Statement is available at www.proxyvote.com

D25788-S11857

PROXY **PROXY**

Managed Portfolio Series
Securian AM Equity Stabilization Fund
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 7, 2020

This Proxy is solicited on behalf of the Board of Trustees of Managed Portfolio Series (the "Trust"), on behalf of the Securian AM Equity Stabilization Fund (the "Fund"). Revoking any such prior appointments, the undersigned hereby appoints as proxies Brian Wiedmeyer and Ben Eirich (or, if only one shall act, that one) and each of them (with power of substitution), to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 7, 2020, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m. local time, and any adjournment(s) thereof (the "Special Meeting"), with all the power the undersigned would have if personally present. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters that properly come before the Special Meeting. Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THE PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD

MANAGED PORTFOLIO SERIES
615 EAST MICHIGAN ST
MILWAUKEE, WISCONSIN 53202

SCAN TO
VIEW MATERIALS & VOTE W

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.
4) To attend and vote at the Virtual Meeting register by going to: https://TBD/broadridgevsm.com

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

		For	Against	Abstain
3.	To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Securian AM Real Asset Income Fund (the "Acquired Fund") to the Securian AM Real Asset Income Fund (the "Acquiring Fund"), in exchange for (a) Institutional Class Shares of the Acquiring Fund with an aggregate net asset value ("NAV") equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (i) the liquidating distribution by the Acquired Fund to its shareholders of the Institutional Class Shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund.	[ ]	[ ]	[ ]

The transaction of such other business as may properly come before the Special Meeting or any continuation after an adjournment thereof.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Special Meeting of Shareholders and the Proxy Statement.

Please sign exactly as name appears above. If shares are held in the name of joint owners, each should sign, if possible. Attorneys-in-fact, executors, administrators, etc., should give full title. If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:
The Notice and Proxy Statement is available at www.proxyvote.com

D25790-S11857

PROXY **PROXY**

Managed Portfolio Series
Securian AM Real Asset Income Fund
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 7, 2020

This Proxy is solicited on behalf of the Board of Trustees of Managed Portfolio Series (the "Trust"), on behalf of the Securian AM Real Asset Income Fund (the "Fund"). Revoking any such prior appointments, the undersigned hereby appoints as proxies Brian Wiedmeyer and Ben Eirich (or, if only one shall act, that one) and each of them (with power of substitution), to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 7, 2020, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m. local time, and any adjournment(s) thereof (the "Special Meeting"), with all the power the undersigned would have if personally present. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters that properly come before the Special Meeting. Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THE PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD